Nuveen Tax-Free Unit Trust

Supplement dated June 23, 2004 to the Prospectus
Part 1 dated December 22, 2003




On June 24, 2004, the Bank of New York will replace JPMorgan Chase Bank as Trustee of the trust. The Bank of New York will assume all duties previously performed by JPMorgan Chase Bank. The Bank of New York is a trust company organized under New York law. The Bank of New York may be contacted by calling 1-800-701-8178 or by writing to Unit Investment Trust Division, 101 Barclay Street, 20th Fl., New York, New York 10286.


Please keep for future reference.